UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 8, 2024 (February 8, 2024)

Chenghe Acquisition Co.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-41366	98-1598077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Beach Road #29-11 South Beach Tower Singapore	189767
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (+65) 9851 8611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	CHEAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	CHEA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, Chenghe Acquisition Co. (the “Company” or “Chenghe”) entered into the business combination agreement dated as of July 21, 2023 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), with Semilux International Ltd., a Cayman Islands exempted company with limited liability (“CayCo”), SEMILUX LTD., a Cayman Islands exempted company with limited liability and a direct wholly owned subsidiary of CayCo (“Merger Sub”), and Taiwan Color Optics, Inc. (“TCO” and together with CayCo and Merger Sub, the “TCO Parties”), a company incorporated and in existence under the laws of Taiwan with uniform commercial number of 25052644, and approve the transactions contemplated thereby, pursuant to which, among other things, Merger Sub shall be merged with and into Chenghe with Chenghe being the surviving company and as a direct, wholly owned subsidiary of CayCo (the “Merger”), and Chenghe will change its name to “SEMILUX LTD.” (the “Business Combination”).

The conditions to the closing of the Business Combination have not yet been satisfied and the Business Combination has not closed. The parties are working together to expeditiously satisfy such closing conditions, including obtaining the approval of Nasdaq to list CayCo’s ordinary shares and warrants following the Business Combination. There can be no assurance that the Business Combination will be consummated within the time period required by Chenghe's constitutional documents, which provides that Chenghe must consummate its initial business combination by March 2, 2024, unless extended by the board of directors of Chenghe (the “Chenghe Board”) in accordance with its constitutional documents. If the Business Combination is not completed by March 2, 2024, and the Chenghe Board does not elect to further extend the termination date, Chenghe will, among other things, cease all operations except for the purpose of winding up and, as promptly as reasonably possible but not more than 10 business days thereafter, redeem Class A ordinary shares of Chenghe (the "Chenghe Class A Shares"), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in Chenghe's trust account (which, for illustrative purposes, was approximately $11.08 per share, as of February 2, 2024), including interest earned on the funds held in the trust account and not previously released to Chenghe (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of Chenghe Class A Shares then in issue.

Caution About Forward-Looking Statements

This current report may contain forward-looking statements within the meaning of section 27A of the Securities Act, and section 21E of the Exchange Act that are based on beliefs and assumptions and on information currently available to Chenghe, CayCo and TCO. These forward-looking statements are based on Chenghe’s, CayCo’s and TCO’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances are also forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the Business Combination are not satisfied, including the failure to timely or at all obtain listing approval from Nasdaq; (ii) uncertainties as to the timing of the consummation of the Business Combination and the ability of each of Chenghe, Merger Sub, CayCo and TCO to consummate the Business Combination; (iv) the occurrence of any event that could give rise to termination of the Business Combination; (v) the risk that shareholder litigation in connection with the Business Combination or other settlements or investigations may affect the timing or occurrence of the Business Combination or result in significant costs of defense, indemnification and liability; and (vi) and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Chenghe’s final prospectus dated April 27, 2022 relating to its initial public offering and in subsequent filings with the SEC, including the definitive proxy statement in relation to the Business Combination dated January 12, 2024. The foregoing list of important factors is not exhaustive. Neither Chenghe nor CayCo can give any assurance that the conditions to the Business Combination will be satisfied. Except as required by applicable law, neither Chenghe nor CayCo undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chenghe Acquisition Co.

By:	/s/ Shibin Wang
Name:	Shibin Wang
Title:	Chief Executive Officer

Date: February 8, 2024